U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED: October 22, 1999


                           Commission File No. 0-25357


                               TRAVELNOW.COM INC.

                 (Name of Small Business Issuer in Its Charter)


          Florida                                        59-3391244
          -------                                        ----------
(State of Other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)

             318 Park Central East, Suite 306, Springfield, MO 65806
             -------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                 (417) 864-3600
                                 --------------
                (Issuer's Telephone Number, Including Area Code)


                             SENTRY ACCOUNTING, INC.
               321 N. Kentucky Avenue, Suite 1, Lakeland, FL 33801
               ---------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last year.)

Item 5. Other Events

     1. On  October  22,  1999,  the Board  Directors  of the  Company  passed a resolution expanding the Board from two members to five members thus creating three vacancies on the Company's Board of Directors. The then sitting members of the Board of Directors nominated and appointed H. Whit Ehrler, the Company's Chief Financial Officer, Jerry Rutherford and Bill Perkin to serve as directors of the Company until the next annual meeting of shareholders or until their successors are duly elected and qualified. Set forth below is certain information with respect to each of the three newly appointed members of the Company's Board of Directors.

     H. Whit Ehrler joined the Company as Vice President & Chief Financial Officer on August 23, 1999. On October 22, 1999, Mr. Ehrler was appointed to fill one of three newly created seats on the Company's Board of Directors. Mr. Ehrler was Vice President, Finance & Administration of Carrollton Graphics, Inc. in Carrollton, Ohio from June 1997 through August 1999. From 1994 through 1997, Mr. Ehrler was with Helson Ehrler Investment Partners in Stamford, Connecticut. Mr. Ehrler was a director of POSdata, Inc. in Gig Harbor, Washington from 1994 through October 1999. Previously, Mr. Ehrler was with The Chinet Company in Norwalk, Connecticut for 15 years where he first served as the company's Vice President, Finance & Administration and later as Executive Vice President, Foodservice Products. Earlier in his career, Mr. Ehrler held various financial positions at Arcata Corporation, Ford Aerospace and Ford Motor Company and was a management consultant with the firm of Cresap, McCormick & Paget. Mr. Ehrler received an M.B.A. in Finance from the University of California, Berkeley and an A.B. in Economics from Drury College in Springfield, Missouri.

     Jerry Rutherford was appointed on October 22, 1999, to fill one of three newly created seats on the Company's Board of Directors. Since March of 1995 Mr. Rutherford has operated several businesses owned entirely by Mr. Rutherford including ERA Rutherford Realtors located in Springfield, Missouri. Mr. Rutherford was a Vice President and General Manager of TeleCable of Springfield, Inc. in Springfield, Missouri at the time of its acquisition by Telecommunications Inc., in February of 1995 having served in various capacities with TeleCable of Springfield, Inc. during the period April 1979 to March 1995.

     Bill Perkin was appointed on October 22, 1999, to fill one of three newly created seats on the Company's Board of Directors. Since 1988 Mr. Perkin has been the sole owner of Perkin Marketing Services, Inc., an advertising marketing company with principal offices located in Springfield, Missouri. Prior to the formation of Perkin Marketing Services, Inc., Mr. Perkin spent fifteen years in radio and television broadcast, sales and marketing.



SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 1999
                                         TRAVELNOW.COM INC.

                                         By: /s/ Jeff Wasson
                                         -------------------
                                         Jeff Wasson, Co-Chief Executive Officer